UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2008

LaPolla Industries, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas  77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
FORM 8-K
MARCH 3, 2008

Index

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)	Appointment of New Principal Financial Officer

       On March 3, 2008, Paul Smiertka was appointed as Chief Financial Officer and Corporate Treasurer of LaPolla Industries, Inc. (the “Company”). Mr. Smiertka assumed these duties from Michael T. Adams, Executive Vice President and Chief Governance Officer of the company, who was serving as interim chief financial officer and treasurer until a replacement was named since February 19, 2008.

Mr. Smiertka has 20 years of financial experience from BASF’s chemicals and coatings businesses, serving from 1986 through 2006, with his last position as director, Finance and Administration, BASF Intertrade.  While at BASF, he also served as controller and treasurer of two of BASF’s largest joint ventures worldwide, BASF FINA, LP, a joint venture between BASF and ATOFINA, and Sabina Petrochemicals, LLC, a tri-venture between BASF, ATOFINA and Shell. He also spent four years as the controller for Chemical Intermediates, and held various financial positions in the Coatings and Colorants Division. Prior to joining LaPolla, Mr. Smiertka was director of planning at SBL Logistics, a Houston, Texas based privately-held transportation broker and contract carrier during 2007. He earned his BS in Finance and MBA in Finance and Accounting degrees from Fordham University, New York.

       Mr. Smiertka is employed pursuant to an Employment Agreement dated March 3, 2008, which term ends December 31, 2010.  His annual base salary is $160,000. In connection with his employment, Mr. Smiertka was granted a stock option to purchase 200,000 shares of common stock, which vests upon satisfaction of certain conditions, is exercisable at $.68 per share, and expires March 2, 2013.

Mr. Smiertka is 50 years old. No familial relationships exist between Mr. Smiertka and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Index of Exhibits

Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2008	LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP
Michael T. Adams
Executive Vice President

Index

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Employment Agreement dated March 3, 2008 between Paul Smiertka and the Company.
10.2	Option Agreement dated March 3, 2008 between Paul Smiertka and the Company.
99.1	Press Release issued by LaPolla Industries, Inc. on March 3, 2008 (LaPolla Appoints CFO).